Operating Segments And Related Disclosures	9 Months Ended
Sep. 30, 2011
Operating Segments And Related Disclosures [Abstract]
Operating Segments And Related Disclosures

19. Operating Segments and Related Disclosures

The Company is managed as a single business unit that provides air transportation for passengers. Operating revenues by geographic region as defined by the Department of Transportation (DOT) area are summarized below (in millions):

	2008	2009	2010
DOT—domestic	$615.7	$557.7	$625.0
DOT—Latin America	171.6	142.3	156.3

Total	$787.3	$700.0	$781.3

During 2008, 2009, and 2010, no revenue from any one foreign country represented greater than 4% of the Company's total passenger revenue. The Company attributes operating revenues by geographic region based upon the origin and destination of each passenger flight segment. The Company's tangible assets consist primarily of flight equipment, which are mobile across geographic markets and, therefore, have not been allocated.